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                                      SUBLEASE

1.   PARTIES

     This Sublease is entered into this 31st day of January, 1997, by and between Deluxe Corporation, Sublessor, and Northstar Financial Forms, Sublessee, at a Sublease under the Master Lease dated September 24, 1993, entered into by St. Paul Properties, Inc. as Lessor, and Sublessor under this Sublease as Lessee; a copy of the Master Lease is attached hereto as Exhibit "A".

2.   PROVISIONS CONSTITUTING SUBLEASE

     (a) This Sublease is subject to all of the terms and conditions of the Master Lease in Exhibit "A" and Sublessee shall assume and perform the obligations of Sublessor and Lessee in said Master Lease, to the extent said terms and conditions are applicable to the Demised Premises subleased pursuant to this Sublease. Sublessee shall not commit or permit to be committed on the Demised Premises any act or omission which shall violate any term or condition of the Master Lease. In the event of the termination of Sublessor's interest as Lessee under the Master Lease for any reason, then this sublease shall terminate coincidentally therewith without any liability of Sublessor to Sublessee.

3.   PREMISES

     Sublessor leases to Sublessee and Sublessee hires from Sublessor the following described Demised Premises located at 1240 Grey Fox Road within the building described as 1230-1240 Grey Fox Road, together with the appurtenances, situated in the City of Arden Hills, County of Ramsey, State of Minnesota, as designated on attached Exhibit "B".

4.   RENTAL

     Sublessee shall pay to Sublessor as base rent for the Demised Premises in advance on the first day of each calendar month of the term of this Sublease without deduction, offset, prior notice, or demand in lawful money of the United States, the sum of Seven Thousand Four Hundred Twenty Four and 10/100 Dollars ($7,424.10). If the commencement date is not the first day of the month, or if the Sublease termination date is not the last day of the month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Sublease commences and/or terminates. Receipt of Fourteen Thousand Eight Hundred Forty Eight and 20/100 Dollars ($14,848.20) is hereby acknowledged for base rent for the months of February and March 1997, and the additional amount of $ Zero Dollars as non-interest bearing security for performance under this Sublease. In the event Sublessee has performed all the


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     terms and conditions of this Sublease throughout the term, upon Sublessee vacating the Demised Premises, the amount paid as a security deposit shall be returned to Sublessee after first deducting any sums owing to Sublessor.

5.   TERM

     (a) The term of this Sublease shall be for a period of twelve (12) commencing on February 1, 1997, and ending on January 31, 1998.

     (b) In the event Sublessor is unable to deliver possession of Demised Premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Sublessee shall not be liable for rent until such time as Sublessor offers to deliver possession of the Demised Premises to Sublessee, but the term hereof shall not be extended by such delay.
          If Sublessee, with Sublessor's consent, takes possession prior to the commencement of the term, Sublessee shall do so subject to all of the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the terms at the same rental as that prescribed for the first month of the term, prorated at the rate of 1/30th thereof per day.

6.   USE

     Sublessee shall use the Demised Premises for Office, Warehouse and Fulfillment and for no other purpose without the prior written consent of Sublessor.

     Sublessee's business shall be established and conducted through the term hereof in a first class manner. Sublessee shall not use the Demised Premises for, or carry on, or permit to be carried on, any offensive, noisy or dangerous trade, business, manufacture or occupation nor permit any auction sale to be held or conducted on or about the Demised Premises. Sublessee shall not do or suffer anything to be done upon the Demised Premises which will cause structural injury to the Demised Premises or the building of which the Demised Premises form a part. The Demised Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Demised Premises which will in any manner injury, vibrate or shake the Demised Premises or the building of which it is a part. No use shall be made of the Demised Premises which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Demised Premises. Sublessee shall not leave the Demised Premises unoccupied or vacant during the term. No music instrument of any sort, or any noise making device will be operated or allowed upon the Demised Premises for the purposed of attracting trade or otherwise. Sublessee shall not use or permit the use of the Demised Premises or any part thereof for any purpose which will increase the existing rate of insurance upon the building in which the Demised Premises are located, or cause a cancellation of any insurance policy covering the


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     building or any part thereof.  If any act on the part of Sublessee or use of the Demised Premises by Sublessee shall cause, directly or indirectly, any increase of Sublessor's insurance expense, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

7.   NOTICES

     All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail (certified or registered, postage prepaid), addressed to the Sublessor or Sublessee respective at the address set forth after their signatures at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made by Sublessee to Sublessor at the same address.

SUBLESSOR:                                   SUBLESSEE:

Deluxe Corporation                           Northstar Financial Forms

By:                                          By:
   --------------------------------             ---------------------------
Its:                                         Its:
    -------------------------------              --------------------------
Date:                                        Date:
     ------------------------------               -------------------------
Address:                                     Address:
        ---------------------------                  ----------------------

-----------------------------------          ------------------------------
Telephone No.                                Telephone No.
             ----------------------                       -----------------



The undersigned, Lessor under the Master Lease attached as Exhibit "A", hereby consents to the subletting of the Demised Premises described herein on the terms and conditions contained in this Sublease. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other Sublease.


LESSOR:

St. Paul Properties


By:
   --------------------------------
Its:
    -------------------------------
Date:
     ------------------------------
Address:
        ---------------------------

-----------------------------------
Telephone No.
             ----------------------


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(If Sublessor or Sublessee is a corporation, the corporate seal must be affixed and the authorized officers must sign on behalf of the corporation. The Sublease must be executed the President or a Vice President and the Secretary of Assistant Secretary unless the Bylaws or a Resolution of the Board of Directors shall otherwise provide. In which event the Bylaws or a certified copy of the Resolution, as the case may be, must be furnished.)













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                                     EXHIBIT "A"










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                                     EXHIBIT "B"










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                                     EXHIBIT "C"











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                                     EXHIBIT "D"










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